                   AmeriCredit Automobile Receivables Trust 1997-B
                         Class A-1 5.790% Asset Backed Notes
                         Class A-2 6.360% Asset Backed Notes
                         Class A-3 6.670% Asset Backed Notes
                                Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile
Receivables Trust 1997-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle
National Bank, as Backup Servicer and Trust Collateral Agent, dated as of May 1, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:    09/01/97
Monthly Period Ending:       09/30/97

I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    A.  Beginning of period Aggregate Principal Balance                                                    $233,610,831
                                                                                                          -------------
    B.  Purchase of Subsequent Receivables                                                                            0
                                                                                                          -------------
    C.  Monthly Principal Amounts

        (1)   Collections on Receivables outstanding
               at end of period                                                 6,551,868
                                                                            -------------
        (2)   Collections on Receivables paid off
               during period                                                    1,375,707
                                                                            -------------
        (3)   Receivables becoming Liquidated Receivables
               during period                                                    2,164,334
                                                                            -------------
        (4)   Receivables becoming Purchased Receivables
               during period
                                                                            -------------
        (5)   Cram Down Losses occurring during period
                                                                            -------------
        (6)   Other Receivables adjustments                                        (9,262)
                                                                            -------------
        (7)   Less amounts allocable to Interest                               (3,515,108)
                                                                            -------------

        Total Monthly Principal Amounts                                                                       6,567,539
                                                                                                          -------------

    D.   End of period Aggregate Principal Balance                                                         $227,043,292
                                                                                                          -------------
                                                                                                          -------------

    E.   Pool Factor                                                                                         90.817322%
                                                                                                          -------------
                                                                                                          -------------


II. MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                 Class A-1      Class A-2      Class A-3          TOTAL
                                                                 ---------      ---------      ---------          -----

    A.  Beginning of period Note Balance                       $43,795,353    $96,250,000    $85,750,000   $225,795,353
                                                             ------------------------------------------------------------

    B.  Noteholders' Principal Distributable Amount              6,567,539              0              0      6,567,539
    C.  Noteholders' Accelerated Principal Amount                  432,650              0              0        432,650
    D.  Accelerated Payment Amount Shortfall                       664,017              0              0        664,017
    E.  Note Prepayment Amount                                           0              0              0              0
                                                             ------------------------------------------------------------

    F.  End of period Note Balance                             $36,131,147    $96,250,000    $85,750,000   $218,131,147
                                                             ------------------------------------------------------------
                                                             ------------------------------------------------------------

    G.  Note Pool Factors                                       53.134040%    100.000000%    100.000000%     87.252459%
                                                             ------------------------------------------------------------
                                                             ------------------------------------------------------------

III.    RECONCILIATION OF PRE-FUNDING ACCOUNT:

    A.  Beginning of period Pre-Funding Account balance                                                              $0
                                                                                                          -------------
                                                                                           -------------
    B.  Purchase of Subsequent Receivables                                                             0
                                                                                           -------------
    C.  Investment Earnings                                                                            0
                                                                                           -------------
    D.  Investment Earnings Transfer to Collections Account                                            0
                                                                                           -------------
    E.  Payment of Mandatory Prepayment Amount                                                         0
                                                                                           -------------
                                                                                                                      0
                                                                                                          -------------
    F.  End of period Pre-Funding Account balance                                                                    $0
                                                                                                          -------------
                                                                                                          -------------

IV. CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

    A.  Total Monthly Principal Amounts                                                                      $6,567,539
                                                                                                          -------------
    B.  Required Pro-forma Security Balance                                                  204,338,963
                                                                                           -------------
    C.  Pro-forma Security Balance (Assuming 100% Paydown of Total
      Monthly Principal Amounts)                                                             219,227,814
                                                                                           -------------
    D.  Step-down Amount  (B. - C.)                                                                                   0
                                                                                                          -------------
    E.  Principal Distributable Amount  (A.- D.)                                                             $6,567,539
                                                                                                          -------------
                                                                                                          -------------


V.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

    A.  Beginning of period Capitalized Interest  Account balance                                                    $0
                                                                                                          -------------
    B.  Monthly Capitalized Interest Amount                                                            0
                                                                                           -------------
    C.  Investment Earnings                                                                            0
                                                                                           -------------
    D.  Investment Earnings Transfer to Collections Account                                            0
                                                                                           -------------
    E.  Payment of Overfunded Capitalized Interest Amount                                              0
                                                                                           -------------
    F.  Payment of Remaining Capitalized Interest Account                                              0
                                                                                           -------------
                                                                                                                      0
                                                                                                          -------------
    G.  End of period Capitalized Interest Account balance                                                           $0
                                                                                                          -------------

VI. RECONCILIATION OF COLLECTION ACCOUNT:

    A.  Available Funds:

        (1)   Collections on Receivables during period
          (net of Liquidation Proceeds)                                                       $7,927,575
                                                                                           -------------
        (2)   Liquidation Proceeds collected
          during period                                                                          764,978
                                                                                           -------------
        (3)   Purchase Amounts deposited in Collection
          Account
        (4)   (a)   Investment Earnings - Collection Account                                      22,930
                                                                                           -------------
              (b)   Investment Earnings - Transfer From Prefunding Account                             0
                                                                                           -------------
              (c)   Investment Earnings - Transfer From Capitalized
                      Interest Account                                                                 0
                                                                                           -------------
        (5)      Collection of Supplemental Servicing Fees                                       105,398
                                                                                           -------------
        (6)      Monthly Capitalized Interest Amount                                                   0
                                                                                           -------------
        (7)      Mandatory Prepayment Amount
                                                                                           -------------

        Total Available Funds                                                                                 8,820,881
                                                                                                          -------------

    B.  Distributions:

    (1) Base Servicing Fee and Supplemental Servicing Fees                                       537,578
                                                                                           -------------
    (2) Agent fees                                                                                 7,340
                                                                                           -------------
    (3) Noteholders' Interest Distributable Amount
                   (a)   Class A - 1                                                             225,400
                                                                                           -------------
                   (b)   Class A - 2                                                             510,125
                                                                                           -------------
                   (c)   Class A - 3                                                             476,627
                                                                                           -------------

    (4) Noteholders' Principal Distributable Amount
                   (a)   Class A - 1                                                           6,567,539
                                                                                           -------------
                   (b)   Class A - 2                                                                   0
                                                                                           -------------
                   (c)   Class A - 3                                                                   0
                                                                                           -------------

    (5) Security Insurer Premiums                                                                 63,622
                                                                                           -------------

    Total distributions                                                                                       8,388,231
                                                                                                          -------------


    C.  Excess Available Funds  (or Deficiency Claim Amount )                                                   432,650
                                                                                                          -------------

    D.  Noteholders' Accelerated Principal Amount                                                              (432,650)
                                                                                                          -------------

    E.  Deposit to Spread Account                                                                                    $0
                                                                                                          -------------
                                                                                                          -------------


                                                                      2


VlI.    CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

    A.  Excess Available Funds  (VI.C.)                                                         $432,650
                                                                                           -------------
    B.  Pro Forma Security Balance  (II.A.-II.B.)                                            219,227,814
                                                                                           -------------
    C.  Required Pro Forma Security Balance  (90% x (I.D.+III.F.)                            204,338,963
                                                                                           -------------
    D.  Excess of Pro Forma Balance over Required Balance  (B. - C.)                          14,888,851
                                                                                           -------------
    E.  End of Period  Class A-1 Note Balance                                                 37,227,814
                                                                                           -------------
    F.  Greater of D. or E.                                                                   37,227,814
                                                                                           -------------
    G.  Accelerated Principal Amount  (lesser of  A. or F.)                                                    $432,650
                                                                                                          -------------

VIII.   CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

    A.  Pro Forma Security Balance                                                          $219,227,814
                                                                                           -------------
    B.  Required Pro Forma Security Balance                                                  204,338,963
                                                                                           -------------
    C.  Excess of Pro Forma Balance over Required Balance  (A. - B.)                          14,888,851
                                                                                           -------------
    D.  End of Period  Class A-1 Note Balance                                                 37,227,814
                                                                                           -------------
    E.  Greater of C. or D.                                                                   37,227,814
                                                                                           -------------
    F.  Excess Available Funds  (VI.C.)                                                          432,650
                                                                                           -------------
    G.  Investment Earnings on Collection Account                                                 22,930
                                                                                           -------------
    H.  Accelerated Payment Amount Shortfall  (E.- F.+G.)                                                   $36,818,094
                                                                                                          -------------

IX. RECONCILIATION OF SPREAD ACCOUNT:

    A.  Beginning of period Spread Account balance                                                          $18,688,866
                                                                                                          -------------

    B.  Additions to Spread Account
        (1)   Deposits from Collections Account  (VI. E.)                                              0
                                                                                           -------------
        (2)   Investment Earnings                                                                138,614
                                                                                           -------------
        (3)   Deposits Related to Subsequent Receivables Purchases                                     0
                                                                                           -------------

    Total Additions                                                                                             138,614
                                                                                                          -------------


    C.   Spread Account balance prior to withdrawals                                                         18,827,480
                                                                                                          -------------

    D.   Requisite Amount of Spread Account
         (1)  Initial Spread Account Deposit                                                 $15,000,000
                                                                                           -------------
         (2)  Subsequent Spread Account Deposits                                               4,999,999
                                                                                           -------------
         (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                      19,999,999
                                                                                           -------------
         (4)  8% of end of period Aggregate Principal Balance                                 18,163,463
                                                                                           -------------
         (5)  $100,000                                                                           100,000
                                                                                           -------------
         (6)  2% of Original Pool Balance                                                      5,000,000
                                                                                           -------------
         (7)  End of period Note Balance (before accel. principal
                shortfall calc)                                                              218,795,164
                                                                                           -------------
         (8)  Lesser of (6) or (7)                                                             5,000,000
                                                                                           -------------
         (9)  Greater of (5) or (8)                                                            5,000,000
                                                                                           -------------
        (10)  Aggregate Principal Balance                                                    227,043,292
                                                                                           -------------
        (11)  End of period Note Balance (before accel. principal
                shortfall calc)                                                              218,795,164
                                                                                           -------------
        (12)  Line (10) less line (11)                                                         8,248,128
                                                                                           -------------
        (13)  OC level  (12) / (10), Maximum 10%                                                   3.63%
                                                                                           -------------
        (14)  13% less OC level, if OC level is greater than 5%                                      n/a
                                                                                           -------------
        (15)  Percent in (13) or (14))  x  End of period Aggregate
                Principal Balance                                                                    n/a
                                                                                           -------------
        (16)  15% of end of period Aggregate Principal Balance if
                Trigger Date                                                                         n/a
                                                                                           -------------

    Requisite Amount of Spread Account (either (3),(4), (9), (15), or
      (16) as applicable)                                                                                    18,163,463
                                                                                                          -------------


    E.  Withdrawals from Spread Account
        (1)   Priority First - Deficiency Claim Amount
                                                                                           -------------
        (2)   Priority Second through Third
                                                                                           -------------
        (3)   Priority Fourth - Accelerated Payment Amount Shortfall           36,818,094
                                                                            -------------
                Accelerated Payment Amount Shortfall in Excess of
                Requisite Amount                                                                 664,017
                                                                                           -------------
        (4)   Priority Fifth through Sixth
                                                                                           -------------
        (5)   Priority Seventh - to Servicer                                                           0
                                                                                           -------------

    Total withdrawals                                                                                           664,017
                                                                                                          -------------


    F.  End of period Spread Account balance                                                                $18,163,463
                                                                                                          -------------


                                                                      3



X.  PERFORMANCE TESTS:

    A.  Delinquency Ratio
        (1)   Receivables with Scheduled Payment
                delinquent more than 60 days
                at end of period                                                              $6,091,847
                                                                                           -------------
        (2)   Purchased Receivables with Scheduled
                Payment delinquent more than 60
                days at end of period
        (3)   Beginning of period Principal Balance                                          233,610,831
                                                                                           -------------
        (4)   Delinquency Ratio (1)+(2) divided by (3)                                                            2.61%
                                                                                                          -------------
        (5)   Previous Monthly Period Delinquency Ratio                                                           2.38%
                                                                                                          -------------
        (6)   Second previous Monthly Period Delinquency Ratio                                                    1.56%
                                                                                                          -------------
        (7)   Average Delinquency Ratio (4)+(5)+(6)
                divided by 3                                                                                      2.18%
                                                                                                          -------------
        (8)   Compliance (Delinquency Test Failure is a
                Delinquency Ratio equal to or greater than 5.00%)                                                   yes
                                                                                                          -------------


    B.  Cumulative Default Rate
        (1)   Defaulted Receivables in Current Period                                         $3,097,646
                                                                                           -------------
        (2)   Cumulative Defaulted Receivables Including
                Defaulted Receivables in Current Period                                        9,986,258
                                                                                           -------------
        (3)   Original Pool Balance                                                          249,999,985
                                                                                           -------------
        (4)   Cumulative Default Rate (2) divided by (3)                                                          3.99%
                                                                                                          -------------
        (5)   Compliance (Default Test Failure is a Cumulative
                Default Rate equal to or greater than 8.74%.)                                                       yes
                                                                                                          -------------


    C.  Cumulative Net Loss Rate
        (1)   Receivables becoming Liquidated Receivables during period                       $2,164,334
                                                                                           -------------
        (2)   Purchased Receivables with Scheduled
                Payment delinquent more than 30 days at end of period
                                                                                           -------------
        (3)   Cram Down Losses occurring during period
                                                                                           -------------
        (4)   Liquidation Proceeds collected during period                                      (764,978)
                                                                                           -------------
        (5)   Net Losses during period (1)+(2)+(3)-(4)                                         1,399,356
                                                                                           -------------
        (6)   Net Losses since Initial Cut-off Date (Beginning of Period)                      1,925,719
                                                                                           -------------
        (7)   50% of Receivables with Scheduled Payment delinquent
                more than 90 days at end of period                                             2,075,896
                                                                                           -------------
        (8)   Original Aggregate Principal Balance plus Pre-Funded Amount as of the
                Closing Date                                                                 250,000,000
                                                                                           -------------
        (9)   Cumulative Net Loss Rate (5)+(6)+(7)
                divided by (8)                                                                                    2.16%
                                                                                                          -------------
        (10)  Compliance (Net Loss Test Failure is a
                Net Loss Rate equal to or greater than 5.00%.)                                                      yes
                                                                                                          -------------


    D.  Extension Rate
        (1)   Principal Balance of Receivables extended during current
                period                                                                         1,260,345
                                                                                           -------------
        (2)   Beginning of Period Aggregate Principal Balance                                233,610,831
        (3)   Extension Rate (1) divided by (2)                                                                   0.54%
                                                                                                          -------------
        (4)   Previous Monthly Extension Rate                                                                     0.19%
                                                                                                          -------------
        (5)   Second previous Monthly Extension Rate                                                              0.07%
                                                                                                          -------------
        (6)   Average Extension Rate (3)+(4)+(5)
                divided by 3                                                                                      0.27%
                                                                                                          -------------
        (7)   Compliance (Extension Test Failure is an
                Extension Rate equal to or greater than 4%.)                                                        yes
                                                                                                          -------------

XI. DELINQUENCY:

    A.   Receivables with Scheduled Payment delinquent
        (1)   31-60 days                                                    #       1,579    $17,052,264          7.30%
                                                                            -------------------------------------------
        (2)   61-90 days                                                              395      4,314,780          1.85%
                                                                            -------------------------------------------
        (3)   over 90 days                                                            178      1,777,067          0.76%
                                                                            -------------------------------------------

    Receivables with Scheduled Payment delinquent
      more than 30 days at end of period                                            2,152    $23,144,111          9.91%
                                                                            -------------------------------------------
                                                                            -------------------------------------------


XII.     MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

    A.  Beginning of period number of Receivables                                                                20,576
                                                                                                          -------------

    B.  Number of Subsequent Receivables Purchased                                                                    0
                                                                                                          -------------

    C.  Number of Receivables becoming Liquidated
      Receivables during period                                                                                     247
                                                                                                          -------------

    D.  Number of Receivables becoming Purchased
      Receivables during period
                                                                                                          -------------

    E.  Number of Receivables paid off during period                                                                180
                                                                                                          -------------

    F.  End of period number of Receivables                                                                      20,149
                                                                                                          -------------


XIII.   STATISTICAL DATA:

    A.  Weighted Average APR of the Receivables                                                                  19.87%
                                                                                                          -------------

    B.  Weighted Average Remaining Term of the Receivables                                                        49.15
                                                                                                          -------------

    C.  Average Receivable Balance                                                                              $11,268
                                                                                                          -------------

    D.  Aggregate Realized Losses                                                                            $3,325,075
                                                                                                          -------------


AmeriCredit Financial Services, Inc.


By:       ---------------------------------------
Name:    Daniel E. Berce
          ---------------
Title:   Vice Chairman & Chief Financial Officer
          ---------------------------------------
Date:    October 3, 1997
          ---------------


                                                                      5